UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09005
Name of Registrant: Vanguard Massachusetts Tax-Exempt Funds
Address of Registrant: P.O. Box 2600 Valley Forge, PA 19482
Name and address of agent for service: Heidi Stam, Esquire P.O. Box 876 Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: November 30
Date of reporting period: December 1, 2013 – November 30, 2014
Item 1: Reports to Shareholders

Annual Report | November 30, 2014

Vanguard Massachusetts Tax-Exempt Fund

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	7
Fund Profile.	11
Performance Summary.	12
Financial Statements.	14
About Your Fund’s Expenses.	33
Glossary.	35

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns

Fiscal Year Ended November 30, 2014
	SEC Yield	Taxable- Equivalent Yield	Income Returns	Capital Returns	Total Returns

Vanguard Massachusetts Tax-Exempt Fund	2.16%	4.03%	3.48%	5.84%	9.32%
Barclays MA Municipal Bond Index					7.72
Massachusetts Municipal Debt Funds Average					8.86

Massachusetts Municipal Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The calculation of taxable-equivalent yield assumes a typical itemized tax return and is based on the maximum federal tax rate of 43.4% and the maximum income tax rate for the state. Local taxes were not considered. Please see the prospectus for a detailed explanation of the calculation.

Your Fund’s Performance at a Glance November 30, 2013, Through November 30, 2014

			Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains

Vanguard Massachusetts Tax-Exempt Fund	$10.27	$10.87	$0.345	$0.000

Chairman’s Letter

Dear Shareholder,

After a rough start, the broad U.S. municipal bond market advanced for 11 consecutive months to finish the fiscal year ended November 30, 2014, with a return of about 8%.

Vanguard Massachusetts Tax-Exempt Fund participated in this upswing and exceeded the broader market result. The fund returned 9.32% for the 12 months, surpassing the 7.72% return of its benchmark, the Barclays Massachusetts Municipal Bond Index, and the 8.86% average return of competing Massachusetts tax-exempt funds.

Price appreciation accounted for a healthy portion of the fund’s result, unlike in the previous fiscal year, when price depreciation was a significant detractor. The fund’s capital return this time was 5.84%, and its return from interest income was 3.48%.

Because bond yields and prices move in opposite directions, the fund’s 30-day SEC yield fell to 2.16% as of November 30, from 2.94% a year earlier.

Please note: The fund is permitted to invest in securities whose income is subject to the alternative minimum tax (AMT). However, as of the end of the period, it owned none of these bonds.

U.S. taxable bond prices climbed as yields declined even further
Yields in the United States were low when the fiscal year began, and they defied expectations by moving even lower despite the Federal Reserve’s winding down of its bond-buying program from January through October. Falling yields and “safe haven” demand by overseas investors for U.S. Treasuries helped the broad U.S. taxable bond market return 5.27% for the 12 months. The yield of the 10-year Treasury note ended November at 2.25%, down from 2.74% a year earlier.

International bonds (as measured by the Barclays Global Aggregate Index ex USD) returned –2.53% for U.S. investors, as many foreign currencies weakened against the U.S. dollar during the fiscal year. (International bonds produced a positive return for U.S. investors after currency hedging, which helps mitigate the effects of movements in foreign exchange rates.)

Monetary actions gave U.S. stocks a boost, as did corporate earnings
The broad U.S. stock market gained more than 15% for the 12 months. The generally accommodative global monetary actions and strong corporate earnings offset investors’ concern about geopolitical issues such as economic struggles in Europe and strife in the Middle East.

Investors seemed to take comfort in the Fed’s assurances that it would keep short-term interest rates low, even as it ended its bond-buying program as anticipated. The Bank of Japan, the European Central Bank, and the People’s Bank of China all announced more stimulus measures.

Market Barometer
	Average Annual Total Returns Periods Ended November 30, 2014
	One Year	Three Years	Five Years
Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable
market)	5.27%	3.00%	4.10%
Barclays Municipal Bond Index (Broad tax-exempt market)	8.23	4.78	5.12
Citigroup Three-Month U.S. Treasury Bill Index	0.04	0.04	0.06

Stocks
Russell 1000 Index (Large-caps)	16.56%	21.05%	16.25%
Russell 2000 Index (Small-caps)	3.99	18.36	16.69
Russell 3000 Index (Broad U.S. market)	15.53	20.84	16.28
FTSE All-World ex US Index (International)	1.05	10.29	5.94

CPI
Consumer Price Index	1.32%	1.44%	1.77%

As many currencies weakened against the U.S. dollar, international stocks managed a return of about 1% in dollar terms. Emerging markets fared better than the developed markets of Europe and the Pacific region.

Reversing their 2013 performance, muni bonds made a strong showing
Municipal bonds were under pressure through much of 2013 amid the prospect of the Fed’s taper and unsettling headlines about distressed issuers such as Puerto Rico and Detroit. But other considerations took center stage in the new year, including a domestic economic recovery marked by stops and starts, instability in Eastern Europe and the Middle East, and muni yields that were attractive both on their own and compared with those of Treasuries and corporate bonds.

These factors contributed to resurgent demand for munis in 2014 by their usual buyers: high-income earners looking for tax-exempt income. Munis’ compelling yields elicited demand from nontraditional buyers as well, including foreign investors and U.S. banks, insurance companies, and hedge funds.

Tax collection remained solid at state and local levels, broadly speaking. While supply remained generally light across the nation, Massachusetts bucked this trend, with supply rising in 2014.

Expense Ratios Your Fund Compared With Its Peer Group
Peer Group Average
Fund
Massachusetts Tax-Exempt Fund	0.16%	1.10%
The fund expense ratio shown is from the prospectus dated March 27, 2014, and represents estimated costs for the current fiscal year. For the fiscal year ended November 30, 2014, the fund’s expense ratio was 0.16%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2013.

Peer group: Massachusetts Municipal Debt Funds.

Although the Massachusetts Tax-Exempt Fund wasn’t affected as much by this trend, it benefited from the skill of its advisor, Vanguard Fixed Income Group. An outsized allocation to higher-yielding, lower-rated securities (particularly those ranked A in credit quality by major rating agencies) provided an advantage.

The fund’s holdings in premium callable bonds also significantly aided relative performance. Such bonds may be redeemed before maturity, so they tend to pay slightly higher coupons as compensation for that risk.

Although it was a strong year for munis, keep in mind that because yields have fallen so low, it’s unlikely that the fund will produce similar returns next year.

For more information about the advisor’s approach and the fund’s positioning during the year, please see the Advisor’s Report that follows this letter.

Strong credit analysis guided the fund through tough times
Over the ten years ended November 30, 2014, worrisome news about the credit-worthiness of municipal issuers and a small number of widely publicized municipal bankruptcies rattled the muni market at times. At Vanguard, however, our in-house analysis—one of the main pillars of our investment process—has helped us sidestep potential problems and identify opportunities among muni bonds. And that process is ongoing, even for the bonds already held in our portfolio.

Total Returns Ten Years Ended November 30, 2014
Average Annual Return

Massachusetts Tax-Exempt Fund	4.53%
Barclays MA Municipal Bond Index	4.82
Massachusetts Municipal Debt Funds Average	3.90
Massachusetts Municipal Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

The work of our credit analysts, along with the competitive advantage of our low costs, has been instrumental in enabling the fund to outperform its peer group and stay competitive with its benchmark index. The fund’s average annual return for the decade was 4.53%, a bit behind the index return of 4.82% but ahead of the 3.90% peer-fund average.

Although we take heed of the benchmark, our most important gauge of the fund’s relative success is how it performs against its peers. Competitors generally have higher costs than Vanguard, whereas benchmark indexes have none, which gives the benchmarks an inevitable performance advantage.

Realistic expectations are key to reaching your long-term goals
Over the last several years, investors have grown accustomed to mostly strong returns from both stocks and bonds. This, of course, has been a welcome development for our clients as they strive to achieve their financial goals. But as any experienced investor knows, markets aren’t always so favorable

Our recently published economic and market outlook research paper cautions that, over the next decade, returns for a balanced 60% equity/40% bond portfolio are likely to be moderately below long-run historical averages. (For more details, see Vanguard’s Economic and Investment Outlook, available at vanguard.com/research.)

I point out our modest projections not to be discouraging but to be helpful. Realistic expectations are the foundation of a sound plan to reach your long-term objective, whether it’s establishing a secure retirement, paying for a child’s education, or achieving some other goal.

If you expect too much from the markets, you might not save sufficiently. You might also take on excessive risk in your portfolio in the pursuit of unrealistically high returns.

We firmly believe that a better course is to follow Vanguard’s principles for investing success:

• Goals. Create clear, appropriate investment goals.

• Balance. Develop a suitable asset allocation using broadly diversified funds.

• Cost. Minimize cost.

• Discipline. Maintain perspective and long-term discipline.

The beauty of these principles is that, unlike market returns, each one is within your control, and focusing on them can put you on the right path.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
December 12, 2014

Advisor’s Report

For the 12 months ended November 30, 2014, Vanguard Massachusetts Tax-Exempt Fund returned 9.32%. The fund surpassed its benchmark, the Barclays Massachusetts Municipal Bond Index, which returned 7.72%, and its peer group, which had an average return of 8.86%.

The investment environment
It was a remarkable year for municipal bonds. While the macroeconomic environment helped the overall bond market produce solid returns, munis did even better, boosted by light supply and a surge in demand. In contrast to most of the nation, supply increased in Massachusetts, a difference we’ll address in more detail later in this letter.

The bond market was shaken in 2013 when the Federal Reserve signaled its intention to wind down its unprecedented bond-buying program. The Fed eventually succeeded in reassuring investors that the tapering would be gradual, that it would proceed only if the Fed saw sufficient underlying strength in the economy, and that interest rates were likely to remain low for a considerable period even after the program ended.

The economy provided the signals the Fed was looking for. Gross domestic product increased at an annual rate of above 2.5% over the 12 months ended September 30, 2014, despite a sharp contraction in the first quarter of 2014

Yields of Municipal Securities (AAA-Rated General-Obligation Issues)
	November 30,	November 30,
Maturity	2013	2014
2 years	0.33%	0.14%
5 years	1.16	0.88
10 years	2.65	1.98
30 years	4.10	3.00
Source: Vanguard.

due in part to severe winter weather. The labor market also improved, with the U.S. unemployment rate falling to 5.8%, and inflation remained well below the Fed’s target. Massachusetts’ labor market improved as well, with state unemployment at 6.0% in October.

This benign environment for bonds—moderate economic growth, low inflation, and continuing easy monetary policy—helped revive demand. Heightened tensions in Eastern Europe and the Middle East were factors as well, with more risk-averse investors turning to bonds as a safe harbor. International buyers also stepped in, drawn by the relative value of U.S. bonds and the strong dollar.

Over the period, the Treasury yield curve flattened, as securities with longer maturities strongly outperformed those with shorter maturities. Corporate bonds as a whole fared even better as investors were lured by their higher yields, drawing credit spreads tighter.

Demand for municipal securities rebounded. After munis fell out of favor in 2013, their valuations reached very attractive levels compared with Treasuries and corporate bonds. Those valuations drew back individual investors looking for tax-free income along with many buyers that otherwise would not have been interested, including insurance companies, pension funds, and foreign investors.

Muni investors have acknowledged that many issuers have made progress in putting their fiscal houses in order since the Great Recession. For states as a whole, tax revenues have been rising for four years. Local governments are also in better shape now that property taxes, which make up a good portion of their total revenues, have started to pick up along with the housing market.

Revenue in Massachusetts for the state fiscal year ended June 30, 2014, was just ahead of official estimates and also incorporated a small income tax cut, from 5.25% to 5.20%, that took effect last January. Withholding taxes, estimated payments, and sales and use taxes all showed solid gains, but final tax collections fell below forecast, as they did in many states.

Massachusetts’ economy continues to recover more quickly than that of the nation as a whole, according to a gauge of current economic conditions for each state published monthly by the Federal Reserve Bank of Philadelphia. The bank’s index for Massachusetts climbed 19% from its low point in 2009 through October 2014, compared with a 14% increase for the U.S. index.

The commonwealth recently began two initiatives, each with potential to reduce the volume of long-term, fixed-rate bonds available for bond funds. In March, it launched MassDirect Notes, a program designed to give retail investors direct access to new-issue Massachusetts general obligation bonds. The notes have maturities of up to ten years only. Through November 30, roughly $310 million worth of MassDirect Notes were issued in 11 series, with $450 million more expected to be issued through mid-2015.

Separately, in June, Massachusetts announced a plan to reduce interest rate risk and cash-flow volatility through a long-term asset/liability management program. To achieve its goal, it plans to issue up to $3.6 billion of variable-rate bonds, instead of 100% fixed-rate bonds, over the next five years.

Management of the fund
Our outsized allocation to longer-dated bonds worked out well. Although many investors thought rates would increase significantly and wanted to limit their exposure to the longer end of the yield curve, we thought that rates would remain relatively stable and that holding bonds with maturities of ten years or more would help us maximize yield.

As for credit exposure in the fund, we saw relative value in A-rated bonds in particular when the period began. Their prices rose significantly as investors intensified their search for yield, and so, as with longer-dated bonds, we gradually reduced our exposure.

Other favorable decisions included our allocation to premium callable bonds; because of the risk that their issuers may redeem them before they mature, they offer a higher yield than noncallable bonds.

Unlike in many states, Massachusetts’ bond issuance increased. This larger supply slightly hindered overall performance but provided opportunities. Recent noteworthy investments include holdings in a $566 million Massachusetts Water Pollution Abatement Trust new issue deal and a $156 million Massachusetts Port Authority new issue deal.

Although the fund’s overall results were solid, there were areas of weakness. Our allocation to premium callable bonds generally lifted returns, but our modest underweighting to more mature callable bonds––particularly those issued more than three years ago––restrained performance a bit.

A look ahead
The strong performance of municipal bonds has made their valuations much higher than 12 months ago. And with yields so low, the economy still improving, and a potential interest rate rise in the offing, we expect muni returns over the next year to be more or less in line with the coupons they pay out.

Our outlook is for the U.S. economy to grow at a moderate pace in 2015. The Fed is likely to begin raising the federal funds target rate in the second half of the year. Although market volatility will probably pick up as we approach that point, we believe that the pace of tightening in monetary policy will be slow and that the target rate will ultimately end up below its historical average. For muni bonds, that’s likely to mean interest rates will remain lower than their levels over the past 10 to 15 years.

As we enter the new fiscal year, the fund has a duration that is modestly shorter than its benchmark’s (because of the prospect of rising rates) and an allocation favoring longer maturities, but we’ve taken a more neutral stance on quality. In terms of sectors, the fund still has a tilt toward health care, project finance, and corporate-backed munis that we believe provide attractive compensation for the risk being taken. As for Puerto Rico, we are likely to remain largely on the sidelines until we see sustained growth and budget discipline. Although the yields of Puerto Rican bonds are high, so is their level of credit risk because of the territory’s debt load, unbalanced budget, and poor economic prospects.

Given that an eventual tightening of monetary policy is likely to mean more market volatility, we will continue to hold above-average liquidity that will give us the ability to take advantage of any pricing dislocations that may arise.

As always, our experienced team of portfolio managers, traders, and credit analysts will seek out opportunities to add to the fund’s performance by identifying bonds that appear to be mispriced by the market.

Christopher W. Alwine, CFA, Principal,
Head of Municipal Bond Funds

Marlin G. Brown, Portfolio Manager

Vanguard Fixed Income Group

December 16, 2014

Massachusetts Tax-Exempt Fund

Fund Profile
As of November 30, 2014

Financial Attributes
		Barclays MA Municipal Bond Index	Barclays Municipal Bond Index

	Fund
Number of Bonds	284	1,567	46,044
Yield to Maturity
(before expenses)	2.3%	2.0%	2.1%
Average Coupon	4.6%	4.9%	4.8%
Average Duration	6.3 years	6.8 years	6.5 years
Average Stated
Maturity	16.0 years	13.2 years	13.4 years
Ticker Symbol	VMATX	—	—
Expense Ratio[1]	0.16%	—	—
30-Day SEC Yield	2.16%	—	—
Short-Term
Reserves	4.8%	—	—

Volatility Measures
	Barclays MA Municipal Bond Index	Barclays Municipal Bond Index

R-Squared	0.99	0.99
Beta	1.16	1.18
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Stated Maturity
(% of portfolio)
Under 1 Year	6.2%
1 - 3 Years	4.0
3 - 5 Years	4.2
5 - 10 Years	11.9
10 - 20 Years	37.0
20 - 30 Years	33.8
Over 30 Years	2.9

Distribution by Credit Quality (% of portfolio)
AAA	17.5%
AA	60.8
A	13.9
BBB	7.7
Not Rated	0.1
Credit-quality ratings are from Moody's and S&P. The higher rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. For more information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratio shown is from the prospectus dated March 27, 2014, and represents estimated costs for the current fiscal year. For the fiscal year ended November 30, 2014, the expense ratio was 0.16%.

Massachusetts Tax-Exempt Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 30, 2004, Through November 30, 2014
Initial Investment of $10,000

		Average Annual Total Returns Periods Ended November 30, 2014

		One Year	Five Years	Ten Years	Final Value of a $10,000 Investment

	Massachusetts Tax-Exempt Fund	9.32%	4.81%	4.53%	$15,573
••••••••	Barclays MA Municipal Bond Index	7.72	4.73	4.82	16,013
– – – –	Massachusetts Municipal Debt Funds	8.86	4.62	3.90	14,661
	Barclays Average Municipal Bond Index	8.23	5.12	4.81	15,999
Massachusetts Municipal Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

Massachusetts Tax-Exempt Fund

Fiscal-Year Total Returns (%): November 30, 2004, Through November 30, 2014
				Barclays MA Municipal Bond Index Total Returns

Fiscal Year	Income Returns	Capital Returns	Total Returns
2005	4.12%	-0.59%	3.53%	3.43%
2006	4.38	2.16	6.54	6.13
2007	4.18	-2.03	2.15	3.27
2008	4.00	-6.72	-2.72	-1.30
2009	4.42	7.94	12.36	13.60
2010	3.80	-0.39	3.41	3.96
2011	3.76	2.56	6.32	6.41
2012	3.49	6.92	10.41	9.57
2013	3.02	-7.73	-4.71	-3.52
2014	3.48	5.84	9.32	7.72

Average Annual Total Returns: Periods Ended September 30, 2014
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Massachusetts
Tax-Exempt Fund	12/9/1998	9.07%	4.27%	3.87%	0.53%	4.40%

Massachusetts Tax-Exempt Fund

Financial Statements

Statement of Net Assets
As of November 30, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Tax-Exempt Municipal Bonds (99.0%)
Massachusetts (98.4%)
Boston MA GO	5.000%	2/1/24	2,345	2,807
Boston MA GO	5.000%	3/1/24	3,000	3,671
Boston MA Housing Authority Revenue	5.000%	4/1/23 (4)	2,000	2,241
Boston MA Housing Authority Revenue	5.000%	4/1/25 (4)	5,440	6,079
Boston MA Water & Sewer Commission Revenue	5.000%	11/1/20	1,550	1,855
Boston MA Water & Sewer Commission Revenue	5.000%	11/1/25	3,725	4,304
Boston MA Water & Sewer Commission Revenue	5.000%	11/1/30	1,000	1,140
Boston MA Water & Sewer Commission Revenue	5.000%	11/1/30	750	874
Braintree MA GO	5.000%	5/15/27	4,000	4,587
Cambridge MA GO	5.000%	1/1/23	850	1,018
Holyoke MA GO	5.000%	9/1/30	1,690	1,943
Massachusetts Bay Transportation Authority
Assessment Revenue	5.250%	7/1/31	2,285	2,957
Massachusetts Bay Transportation Authority
Assessment Revenue	5.250%	7/1/34	18,000	20,264
Massachusetts Bay Transportation Authority
Assessment Revenue	5.000%	7/1/41	5,000	5,640
Massachusetts Bay Transportation Authority
Sales Tax Revenue	5.500%	7/1/17 (ETM)	75	84
Massachusetts Bay Transportation Authority
Sales Tax Revenue	5.250%	7/1/22	3,500	4,330
Massachusetts Bay Transportation Authority
Sales Tax Revenue	5.500%	7/1/22	5,285	6,631
Massachusetts Bay Transportation Authority
Sales Tax Revenue	5.000%	7/1/23	4,000	4,918
Massachusetts Bay Transportation Authority
Sales Tax Revenue	5.250%	7/1/23	2,825	3,534
Massachusetts Bay Transportation Authority
Sales Tax Revenue	5.500%	7/1/24	3,020	3,891
Massachusetts Bay Transportation Authority
Sales Tax Revenue	5.500%	7/1/26 (14)	2,000	2,575
Massachusetts Bay Transportation Authority
Sales Tax Revenue	5.000%	7/1/27	5,000	6,209
Massachusetts Bay Transportation Authority
Sales Tax Revenue	0.000%	7/1/29	1,020	539
Massachusetts Bay Transportation Authority
Sales Tax Revenue	5.250%	7/1/33	2,000	2,578

Massachusetts Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Massachusetts Bay Transportation Authority
Sales Tax Revenue	5.000%	7/1/35	2,145	2,432
1 Massachusetts Bay Transportation Authority
Sales Tax Revenue TOB VRDO	0.160%	12/5/14	2,889	2,889
Massachusetts Clean Energy Cooperative Corp.
Revenue (Municipal Lighting Plant)	5.000%	7/1/26	2,875	3,413
Massachusetts Clean Energy Cooperative Corp.
Revenue (Municipal Lighting Plant)	5.000%	7/1/29	3,300	3,848
Massachusetts Clean Energy Cooperative Corp.
Revenue (Municipal Lighting Plant)	5.000%	7/1/32	2,500	2,878
Massachusetts College Building
Authority Revenue	0.000%	5/1/17 (10)	3,340	3,261
Massachusetts College Building
Authority Revenue	5.000%	5/1/25	1,100	1,319
Massachusetts College Building
Authority Revenue	5.000%	5/1/26	1,430	1,712
Massachusetts College Building
Authority Revenue	5.000%	5/1/27	1,200	1,427
Massachusetts College Building
Authority Revenue	5.000%	5/1/29	1,500	1,732
Massachusetts College Building
Authority Revenue	5.000%	5/1/30	1,610	1,856
Massachusetts College Building
Authority Revenue	5.000%	5/1/30	1,075	1,237
Massachusetts College Building
Authority Revenue	5.000%	5/1/36	4,000	4,526
Massachusetts College Building
Authority Revenue	5.000%	5/1/41	5,000	5,607
Massachusetts College Building
Authority Revenue	5.000%	5/1/43	3,285	3,661
Massachusetts College Building
Authority Revenue	4.500%	5/1/48	3,000	3,177
Massachusetts Department of Transportation
Metropolitan Highway System Revenue	5.000%	1/1/20	3,500	4,096
Massachusetts Department of Transportation
Metropolitan Highway System Revenue	5.000%	1/1/32	5,620	6,208
Massachusetts Department of Transportation
Metropolitan Highway System Revenue	5.000%	1/1/35	2,350	2,650
Massachusetts Department of Transportation
Metropolitan Highway System Revenue	5.000%	1/1/37	3,000	3,286
Massachusetts Department of Transportation
Metropolitan Highway System Revenue VRDO	0.030%	12/5/14	5,000	5,000
Massachusetts Development Finance Agency
Higher Education Revenue (Emerson College)	5.000%	1/1/18	2,000	2,158
Massachusetts Development Finance Agency
Higher Education Revenue (Emerson College)	5.000%	1/1/20	3,105	3,340
Massachusetts Development Finance Agency
Higher Education Revenue (Emerson College)	5.000%	1/1/22	1,985	2,130
Massachusetts Development Finance Agency
Hospital Revenue (Cape Cod Healthcare
Obligated Group)	5.250%	11/15/36	5,130	5,740
Massachusetts Development Finance Agency
Revenue (Baystate Medical Obligated Group)	5.000%	7/1/34	1,500	1,674

Massachusetts Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Massachusetts Development Finance Agency
Revenue (Baystate Medical Obligated Group)	5.000%	7/1/44	2,000	2,183
Massachusetts Development Finance Agency
Revenue (Berklee College of Music)	5.250%	10/1/41	3,300	3,685
Massachusetts Development Finance Agency
Revenue (Berkshire Health System)	5.000%	10/1/22	2,000	2,267
Massachusetts Development Finance Agency
Revenue (Berkshire Health System)	5.000%	10/1/28	1,250	1,377
Massachusetts Development Finance Agency
Revenue (Berkshire Health System)	5.000%	10/1/29	1,500	1,642
Massachusetts Development Finance Agency
Revenue (Berkshire Health System)	5.000%	10/1/30	1,430	1,558
Massachusetts Development Finance Agency
Revenue (Berkshire Health System)	5.000%	10/1/31	1,250	1,358
Massachusetts Development Finance Agency
Revenue (Boston College)	5.000%	7/1/19	500	586
Massachusetts Development Finance Agency
Revenue (Boston College)	5.000%	7/1/40	2,000	2,254
Massachusetts Development Finance Agency
Revenue (Boston Medical Center)	5.000%	7/1/29	6,000	6,438
Massachusetts Development Finance Agency
Revenue (Boston University)	6.000%	5/15/29 (2)	1,400	1,751
Massachusetts Development Finance Agency
Revenue (Boston University)	5.000%	10/1/35 (2)	2,000	2,062
Massachusetts Development Finance Agency
Revenue (Boston University)	5.375%	5/15/39	1,575	1,936
Massachusetts Development Finance Agency
Revenue (Boston University)	5.000%	7/1/42	10,000	10,869
Massachusetts Development Finance Agency
Revenue (Boston University)	5.000%	10/1/48	7,400	8,151
Massachusetts Development Finance Agency
Revenue (Boston University)	6.000%	5/15/59 (10)	5,575	6,915
2 Massachusetts Development Finance Agency
Revenue (Boston University) PUT	0.620%	3/30/17	5,000	5,009
Massachusetts Development Finance Agency
Revenue (Broad Institute Inc.)	5.250%	4/1/37	4,000	4,592
Massachusetts Development Finance Agency
Revenue (Carleton-Willard Village)	5.250%	12/1/25	600	664
Massachusetts Development Finance Agency
Revenue (Carleton-Willard Village)	5.625%	12/1/30	550	613
Massachusetts Development Finance Agency
Revenue (Children’s Hospital)	5.000%	10/1/34	2,440	2,831
Massachusetts Development Finance Agency
Revenue (Children’s Hospital)	5.000%	10/1/46	5,500	6,226
Massachusetts Development Finance Agency
Revenue (College of the Holy Cross) VRDO	0.040%	12/1/14 LOC	2,230	2,230
Massachusetts Development Finance Agency
Revenue (Commonwealth Contract Assistance)	5.500%	2/1/40	2,160	2,486
Massachusetts Development Finance Agency
Revenue (Deerfield Academy)	5.000%	10/1/40	4,665	5,338
Massachusetts Development Finance Agency
Revenue (Draper Laboratory)	5.750%	9/1/25	5,000	5,783
Massachusetts Development Finance Agency
Revenue (Emerson College)	5.000%	1/1/40	5,000	5,306

Massachusetts Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Massachusetts Development Finance Agency
Revenue (Harvard University)	5.000%	10/15/28	1,000	1,172
Massachusetts Development Finance Agency
Revenue (Harvard University)	5.250%	2/1/34	6,000	7,006
Massachusetts Development Finance Agency
Revenue (Harvard University)	5.000%	10/15/40	9,790	11,230
Massachusetts Development Finance Agency
Revenue (Lawrence General Hospital)	5.250%	7/1/34	2,245	2,415
Massachusetts Development Finance Agency
Revenue (Loomis Obligated Group)	6.000%	1/1/33	4,000	4,510
Massachusetts Development Finance Agency
Revenue (Lowell General Hospital)	5.000%	7/1/37	4,800	5,139
Massachusetts Development Finance Agency
Revenue (Lowell General Hospital)	5.000%	7/1/44	5,000	5,286
Massachusetts Development Finance Agency
Revenue (Massachusetts College of
Pharmacy & Allied HealthSciences)	5.000%	7/1/19	175	202
Massachusetts Development Finance Agency
Revenue (Massachusetts College of
Pharmacy & Allied HealthSciences)	5.000%	7/1/21	300	352
Massachusetts Development Finance Agency
Revenue (Massachusetts College of
Pharmacy & Allied HealthSciences)	5.000%	7/1/23	250	298
Massachusetts Development Finance Agency
Revenue (Massachusetts College of
Pharmacy & Allied HealthSciences)	5.000%	7/1/26	1,380	1,613
Massachusetts Development Finance Agency
Revenue (Merrimack College)	5.000%	7/1/32	2,000	2,094
Massachusetts Development Finance Agency
Revenue (Merrimack College)	5.250%	7/1/42	1,470	1,539
Massachusetts Development Finance Agency
Revenue (Merrimack College)	5.125%	7/1/44	2,500	2,615
Massachusetts Development Finance Agency
Revenue (Milford Regional Medical Center)	5.750%	7/15/43	6,755	7,511
Massachusetts Development Finance Agency
Revenue (Mount Holyoke College)	5.000%	7/1/36	1,500	1,658
Massachusetts Development Finance Agency
Revenue (Northeastern University)	5.000%	10/1/29	3,250	3,686
Massachusetts Development Finance Agency
Revenue (Northeastern University)	5.000%	10/1/30	1,750	1,976
Massachusetts Development Finance Agency
Revenue (Northeastern University)	5.000%	3/1/32	950	1,084
Massachusetts Development Finance Agency
Revenue (Northeastern University)	5.000%	3/1/39	3,500	3,938
Massachusetts Development Finance Agency
Revenue (Northeastern University)	5.000%	3/1/44	3,750	4,182
Massachusetts Development Finance Agency
Revenue (Olin College)	5.000%	11/1/38	6,000	6,665
Massachusetts Development Finance Agency
Revenue (Partners Healthcare)	5.000%	7/1/28	2,000	2,316
Massachusetts Development Finance Agency
Revenue (Partners Healthcare)	5.000%	7/1/30	1,500	1,731
Massachusetts Development Finance Agency
Revenue (Partners Healthcare)	5.000%	7/1/31	5,705	6,522

Massachusetts Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Massachusetts Development Finance Agency
Revenue (Partners Healthcare)	5.000%	7/1/36	4,000	4,516
Massachusetts Development Finance Agency
Revenue (Partners Healthcare)	5.375%	7/1/41	4,000	4,475
2 Massachusetts Development Finance Agency
Revenue (Partners Healthcare) PUT	0.590%	1/30/18	7,945	7,943
Massachusetts Development Finance Agency
Revenue (Phillips Academy)	5.000%	9/1/38	1,545	1,780
Massachusetts Development Finance Agency
Revenue (Phillips Academy)	5.000%	9/1/43	2,500	2,868
Massachusetts Development Finance Agency
Revenue (Simmons College)	5.500%	10/1/28	1,000	1,148
Massachusetts Development Finance Agency
Revenue (Simmons College)	5.125%	10/1/33	2,000	2,197
Massachusetts Development Finance Agency
Revenue (Simmons College)	5.250%	10/1/39	3,000	3,300
Massachusetts Development Finance Agency
Revenue (Southcoast Health System
Obligated Group)	5.000%	7/1/27	1,550	1,793
Massachusetts Development Finance Agency
Revenue (Suffolk University)	5.000%	7/1/30	3,000	3,216
Massachusetts Development Finance Agency
Revenue (Suffolk University)	5.125%	7/1/40	3,000	3,178
Massachusetts Development Finance Agency
Revenue (Tufts Medical Center)	7.250%	1/1/32	2,500	3,058
Massachusetts Development Finance Agency
Revenue (Tufts Medical Center)	6.750%	1/1/36	850	1,009
Massachusetts Development Finance Agency
Revenue (Tufts Medical Center)	6.875%	1/1/41	2,000	2,371
Massachusetts Development Finance Agency
Revenue (UMass Memorial Medical Center)	5.125%	7/1/26	2,750	2,915
Massachusetts Development Finance Agency
Revenue (UMass Memorial Medical Center)	5.500%	7/1/31	4,750	5,122
Massachusetts Development Finance Agency
Revenue (Wellesley College)	5.000%	7/1/42	2,000	2,306
Massachusetts Development Finance Agency
Revenue (WGBH Educational Foundation)	5.000%	1/1/36 (12)	5,000	5,402
Massachusetts Development Finance Agency
Revenue (Williams College)	5.000%	7/1/38	4,000	4,599
Massachusetts Development Finance Agency
Revenue (Williams College)	5.000%	7/1/43	6,000	6,844
2 Massachusetts Development Finance Agency
Revenue (Williams College) PUT	0.320%	7/1/17	5,000	4,991
Massachusetts Development Finance Agency
Revenue (Worcester Polytechnic Institute)	5.000%	9/1/50	2,650	2,899
Massachusetts Development Finance Agency
Special Obligation Revenue	5.000%	5/1/34	1,295	1,485
Massachusetts Development Finance Agency
Special Obligation Revenue	5.000%	5/1/39	1,000	1,132
Massachusetts Development Finance Agency
Special Obligation Revenue	5.000%	5/1/39	6,470	7,325
Massachusetts Educational Financing Authority
Education Loan Revenue	5.500%	1/1/17	3,000	3,283

Massachusetts Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Massachusetts Federal Highway GAN
(Accelerated Bridge Program)	5.000%	6/15/26	3,000	3,581
Massachusetts GO	5.250%	8/1/17 (Prere.)	1,500	1,684
Massachusetts GO	5.500%	11/1/17	3,000	3,421
2 Massachusetts GO	0.470%	1/1/18	5,000	5,021
Massachusetts GO	5.000%	8/1/18 (Prere.)	4,185	4,817
Massachusetts GO	5.000%	8/1/18 (Prere.)	4,500	5,180
Massachusetts GO	5.500%	8/1/19	5,000	5,979
Massachusetts GO	5.500%	10/1/19 (12)	1,000	1,200
Massachusetts GO	5.500%	10/1/19 (2)	2,000	2,401
Massachusetts GO	5.500%	11/1/19 (4)	5,550	6,674
Massachusetts GO	5.000%	9/1/20	2,000	2,386
Massachusetts GO	5.000%	8/1/21	5,000	6,018
Massachusetts GO	5.000%	8/1/22	4,400	5,340
Massachusetts GO	5.250%	8/1/22	5,000	6,157
Massachusetts GO	5.250%	8/1/23	1,000	1,249
Massachusetts GO	5.000%	11/1/23	4,000	4,865
Massachusetts GO	5.000%	6/1/24	3,615	4,226
Massachusetts GO	5.000%	7/1/24	5,765	6,926
Massachusetts GO	5.250%	9/1/24 (4)	7,800	9,801
Massachusetts GO	5.000%	6/1/25	3,000	3,500
Massachusetts GO	5.000%	7/1/25	9,000	10,708
Massachusetts GO	5.000%	7/1/26	9,000	10,673
Massachusetts GO	5.000%	8/1/26	6,500	7,692
Massachusetts GO	5.000%	8/1/28	4,535	5,118
Massachusetts GO	5.500%	8/1/30 (2)	9,000	11,705
Massachusetts GO	4.000%	8/1/32	5,000	5,232
Massachusetts GO	5.000%	8/1/32 (2)	1,250	1,375
Massachusetts GO	5.000%	8/1/33	2,000	2,316
Massachusetts GO	5.000%	8/1/36	9,000	10,339
Massachusetts GO	5.000%	8/1/37	5,000	5,732
Massachusetts GO	4.000%	6/1/42	8,000	8,151
Massachusetts GO	4.000%	6/1/43	5,000	5,109
Massachusetts GO	4.500%	8/1/43	3,705	3,910
1 Massachusetts GO TOB VRDO	0.040%	12/1/14	2,000	2,000
Massachusetts GO VRDO	0.030%	12/1/14	6,600	6,600
Massachusetts GO VRDO	0.040%	12/1/14	5,200	5,200
Massachusetts Health & Educational Facilities
Authority Revenue (Berklee College of Music)	5.000%	10/1/26	1,755	1,926
Massachusetts Health & Educational Facilities
Authority Revenue (Boston Medical Center)	5.000%	7/1/28	3,000	3,141
Massachusetts Health & Educational Facilities
Authority Revenue (Caregroup)	5.000%	7/1/28	2,000	2,123
Massachusetts Health & Educational Facilities
Authority Revenue (Caregroup)	5.125%	7/1/33	3,015	3,191
Massachusetts Health & Educational Facilities
Authority Revenue (Caregroup)	5.125%	7/1/38	3,500	3,690
Massachusetts Health & Educational Facilities
Authority Revenue (Children’s Hospital)	5.500%	12/1/39	4,000	4,592
Massachusetts Health & Educational Facilities
Authority Revenue (Dana-Farber Cancer Institute)	5.000%	12/1/37	5,000	5,412
Massachusetts Health & Educational Facilities
Authority Revenue (Harvard University)	6.250%	4/1/20	3,000	3,784

Massachusetts Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Massachusetts Health & Educational Facilities
Authority Revenue (Harvard University)	5.000%	12/15/21	2,000	2,435
Massachusetts Health & Educational Facilities
Authority Revenue (Harvard University)	5.000%	12/15/24	810	956
Massachusetts Health & Educational Facilities
Authority Revenue (Harvard University)	5.500%	11/15/36	16,000	18,598
1 Massachusetts Health & Educational Facilities
Authority Revenue (Harvard University)
TOB VRDO	0.050%	12/1/14	4,575	4,575
Massachusetts Health & Educational Facilities
Authority Revenue (Isabella Stewart
Gardner Museum)	5.000%	5/1/27	1,650	1,880
Massachusetts Health & Educational Facilities
Authority Revenue (Isabella Stewart
Gardner Museum)	5.000%	5/1/28	2,080	2,345
Massachusetts Health & Educational Facilities
Authority Revenue (Lahey Clinic Medical Center)	5.250%	8/15/37	6,650	7,039
Massachusetts Health & Educational Facilities
Authority Revenue (MIT)	5.000%	7/1/17 (Prere.)	3,500	3,896
Massachusetts Health & Educational Facilities
Authority Revenue (MIT)	5.250%	7/1/25	3,605	4,605
Massachusetts Health & Educational Facilities
Authority Revenue (MIT)	5.250%	7/1/30	3,000	3,928
Massachusetts Health & Educational Facilities
Authority Revenue (Museum of Fine Arts) VRDO	0.050%	12/1/14	16,100	16,100
Massachusetts Health & Educational Facilities
Authority Revenue (Northeastern University)	5.000%	10/1/19	3,000	3,498
Massachusetts Health & Educational Facilities
Authority Revenue (Northeastern University)	5.000%	10/1/23	3,435	3,887
Massachusetts Health & Educational Facilities
Authority Revenue (Northeastern University)	5.000%	10/1/32	1,000	1,117
Massachusetts Health & Educational Facilities
Authority Revenue (Northeastern University)	5.000%	10/1/33	3,000	3,317
Massachusetts Health & Educational Facilities
Authority Revenue (Partners Healthcare System)	5.250%	7/1/29	10,000	11,433
1 Massachusetts Health & Educational Facilities
Authority Revenue (Partners Healthcare System)
TOB VRDO	0.050%	12/5/14	600	600
Massachusetts Health & Educational Facilities
Authority Revenue (Simmons College)	8.000%	10/1/15 (Prere.)	1,025	1,092
Massachusetts Health & Educational Facilities
Authority Revenue (Simmons College)	8.000%	10/1/39	1,475	1,566
Massachusetts Health & Educational Facilities
Authority Revenue (South Coast Health System)	5.000%	7/1/39	6,000	6,468
Massachusetts Health & Educational Facilities
Authority Revenue (Sterling & Francine Clark)	5.000%	7/1/36	6,200	6,564
Massachusetts Health & Educational Facilities
Authority Revenue (Stonehill College) VRDO	0.030%	12/1/14 LOC	1,000	1,000
Massachusetts Health & Educational Facilities
Authority Revenue (Tufts University)	5.250%	2/15/22	1,400	1,716
Massachusetts Health & Educational Facilities
Authority Revenue (Tufts University)	5.250%	2/15/26	1,880	2,349
Massachusetts Health & Educational Facilities
Authority Revenue (Tufts University) VRDO	0.030%	12/1/14	1,200	1,200

Massachusetts Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Massachusetts Health & Educational Facilities
Authority Revenue (Tufts University) VRDO	0.030%	12/1/14	1,500	1,500
Massachusetts Health & Educational Facilities
Authority Revenue (Wellesley College) VRDO	0.030%	12/1/14	5,200	5,200
Massachusetts Health & Educational Facilities
Authority Revenue (Williams College)	5.000%	7/1/31	385	408
Massachusetts Health & Educational Facilities
Authority Revenue (Winchester Hospital)	5.250%	7/1/38	2,840	3,093
Massachusetts Housing Finance Agency
Single Family Housing Revenue	2.650%	12/1/41	5,305	5,499
Massachusetts Housing Finance Agency
Single Family Housing Revenue	2.750%	12/1/41	1,615	1,660
Massachusetts Housing Finance Agency
Single Family Housing Revenue	4.000%	12/1/43	3,910	4,267
Massachusetts Housing Finance Agency
Single Family Housing Revenue	4.000%	12/1/44	3,500	3,829
Massachusetts Housing Finance Agency
Single Family Housing Revenue	4.000%	6/1/45	1,750	1,920
Massachusetts Port Authority Revenue	5.500%	7/1/16 (4)	4,000	4,321
Massachusetts Port Authority Revenue	5.000%	7/1/17 (4)	3,000	3,333
Massachusetts Port Authority Revenue	5.000%	7/1/25	1,230	1,444
Massachusetts Port Authority Revenue	5.000%	7/1/30	2,000	2,281
Massachusetts Port Authority Revenue	5.000%	7/1/31	1,800	2,048
Massachusetts Port Authority Revenue	5.000%	7/1/33	4,650	5,267
Massachusetts Port Authority Revenue	5.000%	7/1/34	3,845	4,461
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.000%	8/15/15 (Prere.)	645	667
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.000%	8/15/15 (Prere.)	5,000	5,172
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.000%	8/15/22	5,000	6,097
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.000%	8/15/25	3,110	3,746
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.000%	8/15/26	5,000	5,992
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.000%	8/15/27	10,000	11,918
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.000%	8/15/28	7,250	8,585
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.000%	8/15/29	10,000	11,767
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.000%	8/15/30	8,000	9,358
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.000%	8/15/30 (4)	2,500	2,576
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.000%	10/15/32	2,400	2,788
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.250%	10/15/35	10,000	11,727
Massachusetts School Building Authority
Dedicated Sales Tax Revenue	5.000%	8/15/37 (2)	4,735	5,158
Massachusetts Special Obligation
Dedicated Tax Revenue	5.500%	1/1/27 (14)	13,000	16,170
Massachusetts Special Obligation
Dedicated Tax Revenue	5.500%	1/1/28 (14)	3,750	4,676

Massachusetts Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Massachusetts Transportation Fund Revenue
(Accelerated Bridge Program)	5.000%	6/1/21	5,000	6,055
Massachusetts Transportation Fund Revenue
(Accelerated Bridge Program)	5.000%	6/1/29	2,000	2,350
Massachusetts Transportation Fund Revenue
(Accelerated Bridge Program)	5.000%	6/1/33	2,050	2,372
Massachusetts Transportation Fund Revenue
(Accelerated Bridge Program)	4.000%	6/1/37	1,960	2,040
Massachusetts Transportation Fund Revenue
(Accelerated Bridge Program)	5.000%	6/1/38	2,750	3,135
Massachusetts Transportation Fund Revenue
(Accelerated Bridge Program)	5.000%	6/1/43	5,000	5,688
Massachusetts Turnpike Authority Revenue
(Metropolitan Highway System)	0.000%	1/1/20 (14)	3,000	2,762
Massachusetts Turnpike Authority Revenue
(Metropolitan Highway System)	0.000%	1/1/25 (14)	5,000	3,822
Massachusetts Turnpike Authority Revenue
(Metropolitan Highway System)	0.000%	1/1/28 (14)	9,070	6,102
Massachusetts Water Pollution Abatement
Trust Revenue	5.250%	8/1/17	540	558
Massachusetts Water Pollution Abatement
Trust Revenue	5.000%	8/1/20	1,180	1,414
Massachusetts Water Pollution Abatement
Trust Revenue	5.000%	8/1/22	3,000	3,676
Massachusetts Water Pollution Abatement
Trust Revenue	5.000%	8/1/25	2,500	3,130
Massachusetts Water Pollution Abatement
Trust Revenue	5.000%	8/1/27	8,000	9,760
Massachusetts Water Pollution Abatement
Trust Revenue	5.000%	8/1/28	975	1,182
Massachusetts Water Pollution Abatement
Trust Revenue	5.250%	8/1/29	1,520	1,970
Massachusetts Water Pollution Abatement
Trust Revenue	5.750%	8/1/29	190	191
Massachusetts Water Pollution Abatement
Trust Revenue	5.000%	8/1/32	2,415	2,786
Massachusetts Water Resources
Authority Revenue	5.000%	8/1/16 (Prere.)	5,990	6,451
Massachusetts Water Resources
Authority Revenue	5.000%	8/1/16 (Prere.)	2,005	2,160
Massachusetts Water Resources
Authority Revenue	5.000%	8/1/16 (Prere.)	2,995	3,225
Massachusetts Water Resources
Authority Revenue	5.500%	8/1/20 (4)	1,000	1,221
Massachusetts Water Resources
Authority Revenue	5.500%	8/1/22 (4)	1,490	1,871
Massachusetts Water Resources
Authority Revenue	5.000%	8/1/24	5,000	6,183
Massachusetts Water Resources
Authority Revenue	5.000%	8/1/27	2,000	2,326
Massachusetts Water Resources
Authority Revenue	5.000%	8/1/29	2,400	2,802
Massachusetts Water Resources
Authority Revenue	5.000%	8/1/30	2,775	3,217

Massachusetts Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Massachusetts Water Resources
Authority Revenue	5.000%	8/1/31	2,230	2,615
Massachusetts Water Resources
Authority Revenue	5.250%	8/1/31 (4)	1,000	1,275
Massachusetts Water Resources
Authority Revenue	5.000%	8/1/34 (14)	8,000	8,723
Massachusetts Water Resources
Authority Revenue	5.000%	8/1/35 (14)	13,900	15,188
Massachusetts Water Resources
Authority Revenue	5.250%	8/1/35 (4)	1,310	1,675
Massachusetts Water Resources
Authority Revenue	5.000%	8/1/36	2,710	3,119
Massachusetts Water Resources
Authority Revenue	5.000%	8/1/36	1,700	1,807
Massachusetts Water Resources
Authority Revenue	5.000%	8/1/36	1,000	1,149
Massachusetts Water Resources
Authority Revenue	5.000%	8/1/39	2,950	3,333
Massachusetts Water Resources
Authority Revenue	5.000%	8/1/40	500	564
Massachusetts Water Resources
Authority Revenue	5.000%	8/1/41	4,450	5,080
Massachusetts Water Resources
Authority Revenue	5.000%	8/1/42	1,000	1,122
Massachusetts Water Resources
Authority Revenue	5.250%	8/1/42	10,000	11,384
Massachusetts Water Resources
Authority Revenue	5.000%	8/1/44	8,000	9,175
Metropolitan Boston MA Transit Parking
Corp. Revenue	5.000%	7/1/31	1,000	1,141
Metropolitan Boston MA Transit Parking
Corp. Revenue	5.250%	7/1/36	7,000	8,102
University of Massachusetts Building
Authority Revenue	5.000%	11/1/15 (Prere.)	2,695	2,815
University of Massachusetts Building
Authority Revenue	5.000%	11/1/15 (Prere.)	1,760	1,839
University of Massachusetts Building
Authority Revenue	5.000%	11/1/15 (Prere.)	1,980	2,068
University of Massachusetts Building
Authority Revenue	5.000%	11/1/15 (Prere.)	1,990	2,079
University of Massachusetts Building
Authority Revenue	5.000%	11/1/19	2,000	2,354
University of Massachusetts Building
Authority Revenue	5.000%	5/1/38	2,000	2,270
University of Massachusetts Building
Authority Revenue	5.000%	5/1/38 (4)	1,615	1,782
University of Massachusetts Building
Authority Revenue	5.000%	11/1/39	6,695	7,558
University of Massachusetts Building
Authority Revenue	5.000%	11/1/39	3,000	3,467
Worcester MA GO	5.500%	8/15/15 (14)	240	241
Worcester MA GO	5.250%	8/15/21 (14)	315	316
				1,129,858

Massachusetts Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Virgin Islands (0.4%)
Virgin Islands Public Finance Authority Revenue	5.000%	10/1/30	4,000	4,394

Guam (0.2%)
Guam Government Waterworks Authority
Water & Waste Water System Revenue	5.500%	7/1/43	2,250	2,573
Total Tax-Exempt Municipal Bonds (Cost $1,074,665)				1,136,825
Other Assets and Liabilities (1.0%)
Other Assets				15,866
Liabilities				(4,290)
				11,576
Net Assets (100%)
Applicable to 105,679,640 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				1,148,401
Net Asset Value Per Share				$10.87

At November 30, 2014, net assets consisted of:
				Amount
				($000)
Paid-in Capital				1,079,965
Undistributed Net Investment Income				—
Accumulated Net Realized Gains				6,276
Unrealized Appreciation (Depreciation)				62,160
Net Assets				1,148,401

See Note A in Notes to Financial Statements.
1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2014, the aggregate value of these securities was $10,064,000, representing 0.9% of net assets.
2 Adjustable-rate security.
A key to abbreviations and other references follows the Statement of Net Assets.
See accompanying Notes, which are an integral part of the Financial Statements.

Massachusetts Tax-Exempt Fund

Key to Abbreviations

ARS—Auction Rate Security.
BAN—Bond Anticipation Note.
COP—Certificate of Participation.
CP—Commercial Paper.
FR—Floating Rate.
GAN—Grant Anticipation Note.
GO—General Obligation Bond.
PILOT—Payments in Lieu of Taxes.
PUT—Put Option Obligation.
RAN—Revenue Anticipation Note.
TAN—Tax Anticipation Note.
TOB—Tender Option Bond.
TRAN—Tax Revenue Anticipation Note.
VRDO—Variable Rate Demand Obligation.
VRDP—Variable Rate Demand Preferred.
(ETM)—Escrowed to Maturity.
(Prere.)—Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Investors Assurance).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) AGM (Assured Guaranty Municipal Corporation).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
(8) CapMAC (Capital Markets Assurance Corporation).
(9) American Capital Access Financial Guaranty Corporation.
(10) XL Capital Assurance Inc.
(11) CIFG (CDC IXIS Financial Guaranty).
(12) AGC (Assured Guaranty Corporation).
(13) BHAC (Berkshire Hathaway Assurance Corporation).
(14) NPFG (National Public Finance Guarantee Corporation).
(15) BAM (Build America Mutual Assurance Company).
(16) MAC (Municipal Assurance Corporation).
(17) RAA (Radian Asset Assurance Inc.).
The insurance does not guarantee the market value of the municipal bonds.

LOC—Scheduled principal and interest payments are guaranteed by bank letter of credit.

Massachusetts Tax-Exempt Fund

Statement of Operations

Year Ended
November 30, 2014
($000)
Investment Income
Income
Interest	36,347
Total Income	36,347
Expenses
The Vanguard Group—Note B
Investment Advisory Services	104
Management and Administrative	1,341
Marketing and Distribution	206
Custodian Fees	18
Auditing Fees	33
Shareholders’ Reports	9
Trustees’ Fees and Expenses	1
Total Expenses	1,712
Net Investment Income	34,635
Realized Net Gain (Loss)
Investment Securities Sold	7,800
Futures Contracts	(427)
Realized Net Gain (Loss)	7,373
Change in Unrealized Appreciation (Depreciation) of Investment Securities	51,523
Net Increase (Decrease) in Net Assets Resulting from Operations	93,531

See accompanying Notes, which are an integral part of the Financial Statements.

Massachusetts Tax-Exempt Fund

Statement of Changes in Net Assets

	Year Ended November 30,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	34,635	34,365
Realized Net Gain (Loss)	7,373	8,727
Change in Unrealized Appreciation (Depreciation)	51,523	(97,849)
Net Increase (Decrease) in Net Assets Resulting from Operations	93,531	(54,757)
Distributions
Net Investment Income	(34,635)	(34,365)
Realized Capital Gain	—	—
Total Distributions	(34,635)	(34,365)
Capital Share Transactions
Issued	205,583	206,683
Issued in Lieu of Cash Distributions	24,623	24,610
Redeemed	(142,017)	(267,510)
Net Increase (Decrease) from Capital Share Transactions	88,189	(36,217)
Total Increase (Decrease)	147,085	(125,339)
Net Assets
Beginning of Period	1,001,316	1,126,655
End of Period	1,148,401	1,001,316

See accompanying Notes, which are an integral part of the Financial Statements.

Massachusetts Tax-Exempt Fund

Financial Highlights

For a Share Outstanding			Year Ended November 30,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$10.27	$11.13	$10.41	$10.15	$10.19
Investment Operations
Net Investment Income	.345	.340	.349	.366	.386
Net Realized and Unrealized Gain (Loss)
on Investments	. 600	(. 860)	.720	. 260	(.040)
Total from Investment Operations	.945	(.520)	1.069	.626	.346
Distributions
Dividends from Net Investment Income	(. 345)	(. 340)	(. 349)	(. 366)	(. 386)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(. 345)	(. 340)	(. 349)	(. 366)	(. 386)
Net Asset Value, End of Period	$10.87	$10.27	$11.13	$10.41	$10.15
Total Return[1]	9.32%	-4.71%	10.41%	6.32%	3.41%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,148	$1,001	$1,127	$942	$983
Ratio of Total Expenses to Average Net Assets	0.16%	0.16%	0.16%	0.17%	0.17%
Ratio of Net Investment Income to
Average Net Assets	3.24%	3.21%	3.22%	3.61%	3.75%
Portfolio Turnover Rate	27%	36%	13%	13%	18%
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

Massachusetts Tax-Exempt Fund

Notes to Financial Statements

Vanguard Massachusetts Tax-Exempt Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended November 30, 2014, the fund’s average investments in long and short futures contracts each represented less than 1% of net assets, based on the average of aggregate settlement values at each quarter-end during the period. The fund had no open futures contracts at November 30, 2014.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2011–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

Massachusetts Tax-Exempt Fund

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at November 30, 2014, or at any time during the period then ended.

6. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At November 30, 2014, the fund had contributed capital of $111,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.04% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At November 30, 2014, 100% of the market value of the fund’s investments was determined based on Level 2 inputs.

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $628,000 from accumulated net realized gains to paid-in capital.

Massachusetts Tax-Exempt Fund

For tax purposes, at November 30, 2014, the fund had short-term and long-term capital gains of $1,781,000 and $5,330,000, respectively, available for distribution. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

At November 30, 2014, the cost of investment securities for tax purposes was $1,075,500,000. Net unrealized appreciation of investment securities for tax purposes was $61,325,000, consisting of unrealized gains of $61,583,000 on securities that had risen in value since their purchase and $258,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended November 30, 2014, the fund purchased $350,146,000 of investment securities and sold $271,206,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Year Ended November 30,
	2014 Shares (000)	2013 Shares (000)

Issued	19,337	19,417
Issued in Lieu of Cash Distributions	2,308	2,333
Redeemed	(13,428)	(25,509)
Net Increase (Decrease) in Shares Outstanding	8,217	(3,759)

G. Management has determined that no material events or transactions occurred subsequent to November 30, 2014, that would require recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Massachusetts Tax-Exempt Funds and the Shareholders of Vanguard Massachusetts Tax-Exempt Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Massachusetts Tax-Exempt Fund (constituting Vanguard Massachusetts Tax-Exempt Funds, hereafter referred to as the “Fund”) at November 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2014 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
January 13, 2015

Special 2014 tax information (unaudited) for Vanguard Massachusetts Tax-Exempt Fund

This information for the fiscal year ended November 30, 2014, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $471,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

The fund designates 100% of its income dividends as exempt-interest dividends.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended November 30, 2014
	Beginning Account Value	Ending Account Value	Expenses Paid During

Massachusetts Tax-Exempt Fund	5/31/2014	11/30/2014	Period
Based on Actual Fund Return	$1,000.00	$1,026.15	$0.81
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.27	0.81
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.16%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Stated Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid using the maturity date of the security. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average stated maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. For Vanguard tax-exempt bond funds, credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. Credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is used.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 177 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital.
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the	Amy Gutmann
Board. Principal Occupation(s) During the Past Five	Born 1949. Trustee Since June 2006. Principal
Years: Chairman of the Board of The Vanguard Group,	Occupation(s) During the Past Five Years: President of
Inc., and of each of the investment companies served	the University of Pennsylvania; Christopher H. Browne
by The Vanguard Group, since January 2010; Director	Distinguished Professor of Political Science, School of
of The Vanguard Group since 2008; Chief Executive	Arts and Sciences, and Professor of Communication,
Officer and President of The Vanguard Group, and of	Annenberg School for Communication, with secondary
each of the investment companies served by The	faculty appointments in the Department of Philosophy,
Vanguard Group, since 2008; Director of Vanguard	School of Arts and Sciences, and at the Graduate
Marketing Corporation; Managing Director of The	School of Education, University of Pennsylvania;
Vanguard Group (1995–2008).	Trustee of the National Constitution Center; Chair
of the Presidential Commission for the Study of
IndependentTrustees	Bioethical Issues.

Emerson U. Fullwood	JoAnn Heffernan Heisen
Born 1948. Trustee Since January 2008. Principal	Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Executive	Occupation(s) During the Past Five Years: Corporate
Chief Staff and Marketing Officer for North America	Vice President and Chief Global Diversity Officer
and Corporate Vice President (retired 2008) of Xerox	(retired 2008) and Member of the Executive
Corporation (document management products and	Committee (1997–2008) of Johnson & Johnson
services); Executive in Residence and 2009–2010	(pharmaceuticals/medical devices/consumer
Distinguished Minett Professor at the Rochester	products); Director of Skytop Lodge Corporation
Institute of Technology; Director of SPX Corporation	(hotels), the University Medical Center at Princeton,
(multi-industry manufacturing), the United Way of	the Robert Wood Johnson Foundation, and the Center
Rochester, Amerigroup Corporation (managed health	for Talent Innovation; Member of the Advisory Board
care), the University of Rochester Medical Center,	of the Maxwell School of Citizenship and Public Affairs
Monroe Community College Foundation, and North	at Syracuse University.
Carolina A&T University.
F. Joseph Loughrey
Rajiv L. Gupta	Born 1949. Trustee Since October 2009. Principal
Born 1945. Trustee Since December 2001.[2]	Occupation(s) During the Past Five Years: President
Principal Occupation(s) During the Past Five Years:	and Chief Operating Officer (retired 2009) of Cummins
Chairman and Chief Executive Officer (retired 2009)	Inc. (industrial machinery); Chairman of the Board
and President (2006–2008) of Rohm and Haas Co.	of Hillenbrand, Inc. (specialized consumer services),
(chemicals); Director of Tyco International, Ltd.	and of Oxfam America; Director of SKF AB (industrial
(diversified manufacturing and services), Hewlett-	machinery), Hyster-Yale Materials Handling, Inc.
Packard Co. (electronic computer manufacturing),	(forklift trucks), the Lumina Foundation for Education,

and the V Foundation for Cancer Research; Member	Executive Officers
of the Advisory Council for the College of Arts and
Letters and of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies, both at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer (retired 2013)
at IBM (information technology services); Fiduciary	Thomas J. Higgins
Member of IBM’s Retirement Plan Committee (2004–	Born 1957. Chief Financial Officer Since September
2013); Member of the Council on Chicago Booth.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Board Member of TIFF Advisory Services, Inc.	Occupation(s) During the Past Five Years: Principal of
(investment advisor); Member of the Investment	The Vanguard Group, Inc.; Treasurer of each of the
Advisory Committees of the Financial Industry	investment companies served by The Vanguard
Regulatory Authority (FINRA) and of Major League	Group; Assistant Treasurer of each of the investment
Baseball.	companies served by The Vanguard Group (1988–2008).

André F. Perold	Heidi Stam
Born 1952. Trustee Since December 2004. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Managing
Gund Professor of Finance and Banking, Emeritus	Director of The Vanguard Group, Inc.; General Counsel
at the Harvard Business School (retired 2011);	of The Vanguard Group; Secretary of The Vanguard
Chief Investment Officer and Managing Partner of	Group and of each of the investment companies
HighVista Strategies LLC (private investment firm);	served by The Vanguard Group; Director and Senior
Director of Rand Merchant Bank; Overseer of the	Vice President of Vanguard Marketing Corporation.
Museum of Fine Arts Boston.
Vanguard Senior ManagementTeam
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	Chris D. McIsaac
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Michael S. Miller
President, and Chief Executive Officer of NACCO	Paul A. Heller	James M. Norris
Industries, Inc. (housewares/lignite), and of Hyster-	Martha G. King	Glenn W. Reed
Yale Materials Handling, Inc. (forklift trucks); Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland.
Chairman Emeritus and Senior Advisor
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal	John J. Brennan
Occupation(s) During the Past Five Years: President	Chairman, 1996–2009
and Chief Operating Officer (retired 2010) of Corning	Chief Executive Officer and President, 1996–2008
Incorporated (communications equipment); Trustee of
Colby-Sawyer College; Member of the Advisory Board	Founder
of the Norris Cotton Cancer Center and of the Advisory
Board of the Parthenon Group (strategy consulting).	John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
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Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1680 012015

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, and André F. Perold.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended November 30, 2014: $33,000
Fiscal Year Ended November 30, 2013: $29,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended November 30, 2014: $6,605,127
Fiscal Year Ended November 30, 2013: $5,714,113

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing Corporation.

(b) Audit-Related Fees.

Fiscal Year Ended November 30, 2014: $2,176,479
Fiscal Year Ended November 30, 2013: $1,552,950

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended November 30, 2014: $316,869
Fiscal Year Ended November 30, 2013: $110,000

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d) All Other Fees.

Fiscal Year Ended November 30, 2014: $198,163
Fiscal Year Ended November 30, 2013: $132,000

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended November 30, 2014: $515,032
Fiscal Year Ended November 30, 2013: $242,000

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD MASSACHUSETTS TAX-EXEMPT FUNDS
BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: January 21, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD MASSACHUSETTS TAX-EXEMPT FUNDS
BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: January 21, 2015
VANGUARD MASSACHUSETTS TAX-EXEMPT FUNDS
BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: January 21, 2015

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 22, 2014 see file Number
2-17620, Incorporated by Reference.